UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2019 (June 21, 2019)

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LOAN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 21, 2019, the Board of Directors (the “Board”) of Manhattan Bridge Capital, Inc. (the “Company”) increased the size of the Board by one and appointed Phillip Michals as a member of the Board effective immediately. In addition, the Company appointed Mr. Michals to serve on the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

As remuneration for his service as a director, Mr. Michals will receive the same fees as the Company’s other non-executive directors, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Michals and any other person pursuant to which he was elected as a director, and there are no transactions in which Mr. Michals has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 21, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). The results of the shareholders voting at the 2019 Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors

The shareholders elected the following individuals as directors of the Company to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

Director Name	For	Withheld	Broker Non-Votes
Assaf Ran	4,313,576	67,791.60	4,766,207

Lyron Bentovim	4,105,112.60	94,255	4,766,207

Eran Goldshmit	4,079,212.60	120,155	4,766,207

Michael Jackson	4,080,450.60	118,917	4,766,207

Proposal No. 2 — Advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
8,744,076.60	54,975	136,523	-

Proposal No. 3 — Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,878,850	287,288.60	33,229	4,766,207

Proposal No. 4 — Advisory vote on the frequency of the advisory vote on compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
857,455	126,160	3,171,236.60	44,516	4,766,207

The results reported above are final voting results.

In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and our Board of Directors’ recommendation in the proxy statement for the 2019 annual meeting of stockholders, our Board of Directors has determined that future stockholder advisory (non-binding) votes on the compensation of our named executive officers will occur every two years. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at our 2022 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Date: June 21, 2019	By:	/s/ Assaf Ran
	Name:	Assaf Ran
	Title:	President and Chief Executive Officer